--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 24, 1997

ICIFC SECURED ASSETS CORP. (as company under a Pooling and Servicing Agreement, dated as of September 1, 1997, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1997-3)

                           ICIFC SECURED ASSETS CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         CALIFORNIA               333-8439                  33-071-5871
         ----------               --------                  -----------
(State or Other Jurisdiction      (Commission               (I.R.S. Employer
of Incorporation)                 File Number)               Identification No.)

20371 Irvine Avenue
Santa Ana Heights, California                                 92707
-----------------------------                                 -----
                                                             (Zip Code)

Registrant's telephone number, including area code, is (714) 556-0122


--------------------------------------------------------------------------------

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  8.1      Opinion of Thacher Proffitt & Wood

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   ICIFC SECURED ASSETS CORP.

                                   By:   /s/ Richard Johnson
                                       ----------------------------------
                                   Name:  Richard Johnson
                                   Title: Chief Financial Officer and Secretary

Dated: September 24, 1997